Exhibit 99.3

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made as of May 5, 2014 (the “Signing Date”) among DST Systems, Inc., a Delaware corporation (the “Company”), on the one hand, and Julia A. Argyros, the Argyros Family Trust, GLA Financial Corporation, and HBI Financial, Inc. (collectively, the “Argyros Group”), on the other hand.

RECITALS

A.                                    The Argyros Group and the Company have entered into a Settlement Agreement, dated as of March 23, 2014 (the “Settlement Agreement”), a Stock Repurchase and Offering Agreement, dated as of the Signing Date (the “Repurchase Agreement”), and a Governance and Standstill Agreement, dated as of the Signing Date (the “Governance Agreement”).

B.                                    In connection with the execution and delivery of each of the Settlement Agreement, the Repurchase Agreement and the Governance Agreement, the Company has agreed to grant the Argyros Group certain registration rights as set forth below.

AGREEMENT

In consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the parties agree as follows:

ARTICLE I
DEFINITIONS

Section 1.1                                    Certain Definitions.  As used in this Agreement, capitalized terms not otherwise defined herein shall have the meanings ascribed to them below:

“Bonus Demand Event” means any of the events described in Sections 4.3(a)(ii), 4.3(b)(i)(B) and 4.3(b)(ii)(B) of the Repurchase Agreement.

“Business Day” means any day that is not a Saturday, a Sunday or other day on which banks are required or authorized by law to be closed in The City of New York.

“Common Stock” means the common stock, par value $0.01 per share, of the Company, and any equity securities issued or issuable in exchange for or with respect to the Common Stock by way of a stock dividend, stock split or combination of shares or in connection with a reclassification, recapitalization, merger, consolidation or other reorganization or otherwise.

“Common Stock Equivalent” means all options, warrants and other securities convertible into, or exchangeable or exercisable for (at any time or upon the occurrence of any event or contingency and without regard to any vesting or other conditions to which such securities may be subject), Common Stock.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“FINRA” means the Financial Industry Regulatory Authority, Inc.

“Holder” or “Holders” means any member or members of the Argyros Group owning shares of Common Stock and any Permitted Transferee who holds or acquires Registrable Securities in accordance with the terms of this Agreement.

“Issuer Free Writing Prospectus” means an issuer free writing prospectus, as defined in Rule 433 under the Securities Act, relating to an offer of Registrable Securities.

“Majority Participating Holders” means Participating Holders holding more than 50% of the Registrable Securities proposed to be included in any offering of Registrable Securities by such Participating Holders pursuant to Section 2.1.

“Permitted Transferee” means Julia A. Argyros, George L. Argyros, the descendants of Julia A. Argyros and George L. Argyros, the beneficiaries of the Argyros Family Trust, and any college, university, church or religious, nonprofit or tax-exempt organization.

“Person” means any individual, corporation, partnership, limited liability company, limited liability partnership, syndicate, person, trust, association, organization or other entity or any governmental or regulatory body or other agency or authority or political subdivision thereof, including any successor, by merger or otherwise, of any of the foregoing.

“Registrable Securities” means (i) shares of Common Stock held by the Argyros Group as of the Signing Date and (ii) shares of Common Stock issued or issuable, directly or indirectly, in exchange for or with respect to the Common Stock referenced in clause (i) above.  Any particular Registrable Securities shall cease to be Registrable Securities when (A) a registration statement with respect to the sale of such securities shall have been declared effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (B) such securities shall have been sold to the public pursuant to Rule 144 (or any successor provision) under the Securities Act, (C) such securities shall have been transferred to any transferee, other than to a Permitted Transferee for no consideration, or (D) such securities shall cease to be outstanding.

“Registration Expenses” means all fees and expenses incurred in connection with the Company’s performance of or compliance with the provisions of Article II, including:  (i) all registration, listing, qualification and filing fees (including FINRA filing fees); (ii) fees and expenses of compliance with state securities or “blue sky” laws (including counsel fees in connection with the preparation of a blue sky and legal investment survey and FINRA filings); (iii) printing and copying expenses; (iv) messenger and delivery expenses; (v) expenses incurred in connection with any road show; (vi) fees and disbursements of counsel for the Company; (vii) fees and disbursements of independent public accountants, including the expenses of any audit or “cold comfort” letter, and fees and expenses of other persons, including special experts, retained by the Company; (viii) underwriter fees, excluding discounts and commissions, and any other expenses which are customarily borne by the issuer in a public equity offering; and (ix) all internal expenses of the Company (including all salaries and expenses of officers and employees performing legal or accounting duties).

“SEC” means the Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Trigger Event” means the earlier of (i) the consummation of the Secondary Offering (as defined in the Repurchase Agreement) and (ii) a Bonus Demand Event.

ARTICLE II
REGISTRATION RIGHTS

Section 2.1                                    Demand Registrations.

(a)                                 (i)                                     Subject to Section 2.1(c), at any time or from time to time after the Trigger Event, one or more members of the Argyros Group shall have the right to require the Company to file a registration statement under the Securities Act, or a prospectus supplement to an effective registration statement of the Company, if available, covering Registrable Securities with an aggregate value of $50,000,000 or greater (based on the market price of the Common Stock as of the date of the Demand Registration Request), by delivering a written request therefor to the Company specifying the number of Registrable Securities to be included in such registration by such Holders and the intended method of distribution thereof.  All such requests by any member of the Argyros Group pursuant to this Section 2.1(a)(i) are referred to as “Demand Registration Requests,” the registrations so requested are referred to as “Demand Registrations” and the Holders making such demand for registration are referred to as the “Initiating Holders.”

(ii)                                  The Company, subject to Sections 2.1(a)(iii) and 2.5, shall include in a Demand Registration (A) the Registrable Securities of the Initiating Holders and (B) the Registrable Securities of any other Holder of Registrable Securities that shall have made a written request to the Company within the time limits specified below for inclusion in such registration (together with the Initiating Holders, the “Participating Holders”).  Any such request from the other Holders must be delivered to the Company within 15 days after the initial demand is made by the Initiating Holders must specify the maximum number of Registrable Securities intended to be disposed of by such other Holders.

(iii)                               If any requested registration made pursuant to this Article II involves an underwritten offering and the joint lead managing underwriters of such offering shall advise the Company that, in their view, the number of securities requested to be included in such registration by the Participating Holders exceeds the largest number (the “Sale Number”) that can be sold in an orderly manner in such offering within a price range acceptable to the Majority Participating Holders, the Company shall allocate the number of such Registrable Securities (not to exceed the Sale Number) to be included in such registration in the manner designated by the Initiating Holders.

(iv)                              If, as a result of the proration provision of Section 2.1(a)(iii), any Holder shall not be entitled to include all Registrable Securities in a registration that such Holder has requested be included, such Holder may elect to withdraw its request to include Registrable Securities in such registration or may reduce the number requested to be included; provided, however, that (A) such request must be made in writing prior to the earlier of the execution of the underwriting agreement or the execution of the custody agreement with respect to such registration and (B) such withdrawal shall be irrevocable and, after making such withdrawal, such Holder shall no longer have any right to include Registrable Securities in the registration as to which such withdrawal was made.

(v)                                 The Company, as expeditiously as possible but subject to Section 2.1(c), shall use its commercially reasonable efforts to effect such registration under the Securities Act of the Registrable Securities that the Company has been so requested to register for distribution in accordance with such intended method of distribution.

(b)                                 Registrations under this Section 2.1 shall be on such appropriate registration form of the SEC for the disposition of such Registrable Securities in accordance with the intended method of disposition thereof, which form shall be selected by the Company and shall be reasonably acceptable to the Majority Participating Holders.

(c)                                  The Demand Registration rights granted in Section 2.1(a) to the Holders are subject to the following limitations:

(i)                                     the Company shall not be required to cause a registration pursuant to Section 2.1(a) to be filed within a period of 90 days after (A) the effective date of any other registration statement of the Company filed pursuant to the Securities Act or (B) any registered offering of the Company’s common stock;

(ii)                                  if in the opinion of outside counsel to the Company, any registration of Registrable Securities would require disclosure of information not otherwise then required by law to be publicly disclosed and, in the good faith judgment of the board of directors of the Company, such disclosure is reasonably likely to adversely affect any material financing, acquisition, corporate reorganization or merger or other material transaction or event involving the Company or otherwise have a material adverse effect on the Company (a “Valid Business Reason”), the Company may postpone or withdraw a filing of a registration statement or prospectus supplement, as applicable, relating to a Demand Registration Request until such Valid Business Reason no longer exists, but in no event shall the Company avail itself of such right for more than 90 days, in the aggregate, in any period of 365 consecutive days; and the Company shall give notice of its determination to postpone or withdraw a registration statement or prospectus supplement, as applicable, and of the fact that the Valid Business Reason for such postponement or withdrawal no longer exists, in each case, promptly after the occurrence thereof;

(iii)                               the Company shall not be obligated to effect more than two (or if a Bonus Demand Event has occurred, three) Demand Registrations in the aggregate under Section 2.1(a) for the Holders; and

(iv)                              the Company shall not be obligated to effect any registration after April 24, 2019.

If the Company shall give any notice of postponement or withdrawal of any registration statement or prospectus supplement, as applicable, pursuant to clause (ii) above, the Company shall not register any equity security of the Company during the period of postponement or withdrawal.  Each Holder of Registrable Securities agrees that, upon receipt of any notice from the Company that the Company has determined to withdraw any registration statement or prospectus supplement, as applicable, pursuant to clause (ii) above, such Holder will discontinue its disposition of Registrable Securities pursuant to such registration statement or prospectus supplement, as applicable.  If the Company shall have withdrawn or prematurely terminated a registration filed under Section 2.1(a)(i), the Company shall not be considered to have effected an effective registration for the purposes of this Agreement until the Company shall have filed a new registration statement or prospectus supplement, as applicable, covering the Registrable Securities covered by the withdrawn registration and, if applicable, such registration shall have been declared effective and shall not have been withdrawn.  If the Company shall give any notice of withdrawal or postponement of a registration, at such time as the Valid Business Reason that caused such withdrawal or postponement no longer exists (but in no event more than 90 days after the date of the postponement or withdrawal), the Company shall use its commercially reasonable efforts to effect the registration under the Securities Act of the Registrable Securities covered by the withdrawn or postponed registration in accordance with this Section 2.1 unless the request for such Demand Registration has been withdrawn by the requesting Holders.

(d)                                 A Holder may withdraw its Registrable Securities from a Demand Registration at any time prior to the execution of a written commitment with an underwriter or purchaser to sell such Registrable Securities.  If all such Participating Holders do so, the Company shall cease all efforts to secure registration and such registration nonetheless shall be deemed a Demand Registration for purposes of this Section 2.1 unless (i) the withdrawal is made following withdrawal or postponement of such registration by the Company pursuant to a Valid Business Reason as contemplated by Section 2.1(c), (ii) the withdrawal is based on the reasonable determination of the underwriters for the offering being made pursuant to such registration that there has been, since the date of the Demand Registration Request, a material adverse change in the business of the Company or (iii) the Holders who requested such registration shall have paid or reimbursed the Company for all of the out-of-pocket fees and expenses incurred by the Company in connection with the withdrawn registration.

(e)                                  A Demand Registration shall not be deemed to have been effected and shall not count as such (i) unless a registration with respect thereto has become effective and has remained effective for a period of at least 90 days or such shorter period during which all Registrable Securities covered by such registration have been sold or withdrawn, or, if such registration relates to an underwritten offering, such period as, in the opinion of counsel for the underwriter(s), is required by law for delivery of a prospectus in connection with the sale of Registrable Securities by an underwriter or dealer, (ii) if, after the applicable registration statement with respect thereto has become effective, it or the applicable prospectus supplement becomes subject to any stop order, injunction or other order or requirement of the SEC or other governmental agency or court for any reason other than solely by reason of an act or omission of the Participating Holders, (iii) if it is withdrawn by the Company pursuant to a Valid Business Reason as contemplated by Section 2.1(c) or (iv) if the conditions to closing applicable to the Company specified in the purchase agreement or underwriting agreement entered into in connection with such Demand Registration are not satisfied, other than solely by reason of some act or omission of the Participating Holders.

(f)                                   In the case of any underwritten offering pursuant to a Demand Registration, the Majority Participating Holders and the Company shall each appoint one of two joint lead managing underwriters for such offering.

Section 2.2                                    Registration Procedures.  Whenever the Company is required by the provisions of this Agreement to use commercially reasonable efforts to effect or cause the registration of any Registrable Securities under the Securities Act as provided in this Agreement, the Company as expeditiously as possible:

(a)                                 shall prepare and file with the SEC the requisite registration statement or prospectus supplement, as applicable, which shall comply as to form in all material respects with the requirements of the applicable form and shall include or incorporate by reference all financial statements required by the SEC to be filed therewith, and use commercially reasonable efforts to cause such registration statement to become and remain effective (provided, however, that the Company will file the requisite registration statement or prospectus supplement, as applicable, within 30 days of a Demand Registration Request and that before filing a registration statement or prospectus supplement or any amendments or supplements thereto, or comparable statements under securities or blue sky laws of any jurisdiction, or any Issuer Free Writing Prospectus related thereto, the Company will furnish to one counsel for the Participating Holders (selected by the Majority Participating Holders) and the joint lead managing underwriters, if any, copies of all such documents proposed to be filed (including all exhibits thereto), which documents will be subject to the reasonable review and reasonable comment of such counsel, and the Company shall not file any registration statement or amendment thereto, any prospectus or supplement thereto or any Issuer Free Writing Prospectus related thereto to which the holders of a majority of the Registrable Securities covered by such registration or the underwriters, if any, shall reasonably object);

(b)                                 shall prepare and file with the SEC such amendments and supplements to the applicable registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for such period as is required under this Agreement and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all Registrable Securities covered by such registration statement in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement and prospectus supplement;

(c)                                  shall furnish, without charge, to each Participating Holder and each underwriter, if any, of the Registrable Securities covered by such registration such number of copies of the applicable registration statement, each amendment thereto, the prospectus included in such registration statement, each preliminary prospectus supplement and each Issuer Free Writing Prospectus utilized in connection therewith, all in conformity with the requirements of the Securities Act, and such other documents as such Participating Holder and underwriter reasonably may request in order to facilitate the public sale or other disposition of the Registrable Securities owned by such Participating Holder, and shall consent to the use in accordance with all applicable law of each such registration statement, each amendment thereto, each such prospectus, preliminary prospectus supplement or Issuer Free Writing Prospectus by each such Participating Holder and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such registration statement or prospectus;

(d)                                 shall use commercially reasonable efforts to register or qualify the Registrable Securities covered by such registration statement under such other securities or “blue sky” laws of such jurisdictions as any Participating Holder or any managing underwriter, if any, reasonably shall request, and do any and all other acts and things that may be reasonably necessary or advisable to enable such Participating Holder or underwriter, if any, to consummate the disposition of the Registrable Securities in such jurisdictions, except that in no event shall the Company be required to qualify to do business as a foreign corporation in any jurisdiction where, but for the requirements of this Section 2.2(d), it would not be required to be so qualified, to subject itself to taxation in any such jurisdiction or to consent to general service of process in any such jurisdiction;

(e)                                  shall promptly notify each Participating Holder and each managing underwriter, if any:

(i)                                     when the registration statement, any pre-effective amendment, the prospectus or any prospectus supplement related thereto, any post-effective amendment to the registration statement or any Issuer Free Writing Prospectus has been filed and, with respect to the registration statement or any post-effective amendment, when the same has become effective;

(ii)                                  of any request by the SEC or state securities authority for amendments or supplements to the registration statement or the prospectus related thereto or for additional information;

(iii)                               of the issuance by the SEC of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings for that purpose;

(iv)                              of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the securities or “blue sky” laws of any jurisdiction or the initiation of any proceeding for such purpose;

(v)                                 of the existence of any fact of which the Company becomes aware which results in the registration statement, the prospectus related thereto, any document incorporated therein by reference, any Issuer Free Writing Prospectus or the information conveyed to any purchaser at the time of sale to such purchaser containing an untrue statement of a material fact or omitting to state a material fact required to be stated therein or necessary to make any statement therein not misleading; and

(vi)                              if at any time prior to the settlement of the sale of Registrable Securities, the representations and warranties contemplated by any applicable underwriting agreement, securities sale agreement, or other similar agreement, relating to the offering shall cease to be true and correct in all material respects; and, if the notification relates to an event described in clause (v), the Company, subject to the provisions of Section 2.1(c), promptly shall prepare and file with the SEC, and furnish to each seller and each underwriter, if any, a reasonable number of copies of, a prospectus supplemented or amended so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein in the light of the circumstances under which they were made not misleading;

(f)                                   shall comply with all applicable rules and regulations of the SEC, and make generally available to its security holders, as soon as reasonably practicable after the effective date of the registration statement (and in any event within 90 days after the end of such 12 month period described hereafter), an earnings statement, which need not be audited, covering the period of at least 12 consecutive months beginning with the first day of the Company’s first calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

(g)                                  shall use commercially reasonable efforts to cause all Registrable Securities covered by such registration to be authorized to be listed on a national securities exchange if shares of the particular class of Registrable Securities are at that time, or will be immediately following the offering, listed on such exchange;

(h)                                 shall provide and cause to be maintained a transfer agent and registrar for all such Registrable Securities covered by such registration not later than the effective date of such registration statement;

(i)                                     shall enter into such customary agreements (including, if applicable, an underwriting agreement) and take such other actions as the Majority Participating Holders shall reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (it being understood that the Holders of the Registrable Securities that are to be distributed by any underwriters shall be parties to any such underwriting agreement);

(j)                                    shall use commercially reasonable efforts to obtain an opinion from the Company’s counsel and a “cold comfort” letter from the Company’s independent public accountants in customary form and covering such matters as are customarily covered by such opinions and “cold comfort” letters delivered to underwriters in underwritten public offerings, which opinion and letter shall be reasonably satisfactory to the underwriter, if any;

(k)                                 shall use commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of the applicable registration statement;

(l)                                     shall provide a CUSIP number for all Registrable Securities, not later than the date of the pricing of the applicable offering;

(m)                             shall make reasonably available its employees and personnel for participation in a customary offering marketing process, including investor meetings, conference calls, a “road show” and other marketing efforts and otherwise provide reasonable assistance to the underwriters, taking into account the needs of the Company’s businesses and the requirements of the marketing process, in the marketing of Registrable Securities in any underwritten offering;

(n)                                 prior to the filing of any Issuer Free Writing Prospectus, provide copies of such document to counsel for the Participating Holders and to each managing underwriter, if any, and make the Company’s representatives reasonably available for discussion of such document and make such changes in such document concerning the Participating Holders prior to the filing thereof as counsel for such Participating Holders or underwriters may reasonably request;

(o)                                 shall cooperate with the Participating Holders and the managing underwriter, if any, to facilitate the timely preparation and delivery of certificates or book entry credits, as the case may be, not bearing any restrictive legends representing the Registrable Securities to be sold, and cause such Registrable Securities to be issued in such denominations and registered in such names in accordance with the underwriting agreement prior to any sale of Registrable Securities to the underwriters or, if not an underwritten offering, in accordance with the instructions of the Participating Holders at least three Business Days prior to any sale of Registrable Securities and instruct any transfer agent and registrar of Registrable Securities to release any stop transfer orders in respect thereof;

(p)                                 shall take all such other commercially reasonable actions as are necessary in order to expedite or facilitate the disposition of such Registrable Securities;

(q)                                 shall not take any direct or indirect action prohibited by Regulation M under the Exchange Act;

(r)                                    shall cooperate with each Participating Holder and each underwriter or agent participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with FINRA; and

(s)                                   shall take all reasonable action to ensure that any Issuer Free Writing Prospectus utilized in connection with any registration covered by Section 2.1 complies in all material respects with the Securities Act, is filed in accordance with the Securities Act to the extent required thereby, is retained in accordance with the Securities Act to the extent required thereby and, when taken together with the related prospectus, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

The Company may require as a condition precedent to the Company’s obligations under this Section 2.2 that each Participating Holder as to which any registration is being effected furnish the Company such information in writing regarding such Participating Holder and the distribution of its Registrable Securities as the Company from time to time reasonably may request; provided, that such information is necessary for the Company to consummate such registration and shall be used only in connection with such registration and related offering of Registrable Securities.

In connection with any offering under any registration under this Agreement, each Participating Holder that has requested inclusion of its Registrable Securities in any such registration shall comply with the Securities Act, the Exchange Act, all applicable state securities laws and all applicable regulations in connection with the registration and the disposition of the Registrable Securities.  In addition, each Holder agrees that no Holder of Registrable Securities shall be entitled to sell any Registrable Securities pursuant to a registration or to receive a prospectus relating thereto, unless such Holder has furnished the Company with a duly completed and executed Selling Stockholder Questionnaire in the form of Exhibit A hereto and the information set forth in the next sentence.  Each Participating Holder agrees promptly to furnish to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such Participating Holder not misleading and any other information regarding such Participating Holder and the distribution of such Registrable Securities as the Company may from time to time reasonably request.  Any sale of any Registrable Securities by any Participating Holder shall constitute a representation and warranty by such Participating Holder that the information of such Participating Holder furnished in writing by or on behalf of such Participating Holder to the Company does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements in such information, in the light of the circumstances under which they were made, not misleading.  Furthermore, if the Company is required to file a subsequent registration statement pursuant to Section 2.3 hereof naming a Participating Holder, it shall be under no obligation to include such Participating Holder as a selling stockholder if such Participating Holder does not deliver an updated Selling Stockholder Questionnaire upon request by the Company.

Each Participating Holder agrees that upon receipt of any notice from the Company under Section 2.2(e)(v), such Participating Holder will discontinue its disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Participating Holder’s receipt of the copies of the supplemented or amended prospectus.  In the event the Company shall give any such notice, the applicable period set forth in Section 2.2(b) shall be extended by the number of days during such period from and including the date of the giving of such notice to and including the date when each Participating Holder shall have received the copies of the supplemented or amended prospectus.

If any such registration statement or comparable statement under “blue sky” laws refers to any Holder by name or otherwise as the Holder of any securities of the Company, such Holder shall have the right to require (i) the insertion therein of language, in form and substance reasonably satisfactory to such Holder and the Company, to the effect that the holding by such Holder of such securities is not to be construed as a recommendation by such Holder of the investment quality of the Company’s securities covered thereby and that such holding does not imply that such Holder will assist in meeting any future financial requirements of the Company or (ii) in the event that such reference to such Holder by name or otherwise is not in the judgment of the Company, as advised by counsel, required by the Securities Act or any similar federal statute or any state “blue sky” or securities law then in force, the deletion of the reference to such Holder.

Section 2.3            Automatic Shelf Registration Statements.  To the extent the Company is a well-known seasoned issuer as defined in Rule 405 under the Securities Act (a “WKSI”) at the time any Demand Registration Request is submitted to the Company, and such Demand Registration Request requests that the Company file an automatic shelf registration statement as defined in Rule 405 under the Securities Act (an “automatic shelf registration statement”) on Form S-3, the Company shall file an automatic shelf registration statement or a prospectus supplement to an existing automatic shelf registration statement that covers those Registrable Securities that are requested to be registered.  The Company shall use commercially reasonable efforts to remain a WKSI and not become an ineligible issuer (as defined in Rule 405 under the Securities Act) during the period during which such automatic shelf registration statement is required to remain effective.  If the Company does not pay the filing fee covering the Registrable Securities at the time the automatic shelf registration statement is filed, the Company shall pay such fee no later than at such time or times as the final prospectus supplement relating to Registrable Securities to be sold is filed.  If the automatic shelf registration statement has been outstanding for at least three years, at the end of the third year the Company shall refile a new automatic shelf registration statement covering the Registrable Securities to the extent necessary in order to comply with Section 2.2(b) hereof.  If at any time when the Company is required to re-evaluate its WKSI status, the Company determines that it is not a WKSI, the Company shall use commercially reasonable efforts to refile the shelf registration statement on Form S-3 and, if such form is not available, Form S-1 and keep such registration statement effective during the period during which such registration statement is required under this Agreement to be kept effective.

If the Company files any shelf registration statement for the benefit of the holders of any of its securities other than the Holders, the Company shall include in such registration statement such disclosures as may be required by Rule 430B under the Securities Act, referring to the unnamed selling security holders in a generic manner by identifying the initial offering of the securities to the Holders, in order to ensure that the Holders may be added to such shelf registration statement at a later time through the filing of a prospectus supplement rather than a post-effective amendment, to the extent permissible for such registration statement.

Section 2.4            Registration Expenses.

(a)           The Company shall pay all Registration Expenses with respect to any Demand Registration whether or not it becomes effective or remains effective for the period contemplated by Section 2.2(b).

(b)           Notwithstanding the foregoing, (i) the provisions of this Section 2.4 shall be deemed amended to the extent necessary to cause these expense provisions to comply with “blue sky” laws of each state in which the offering is made; (ii) in connection with any registration hereunder, each Participating Holder shall pay all underwriting discounts and commissions and any transfer taxes, if any, attributable to the sale of such Participating Holder’s Registrable Securities, pro rata with respect to payments of discounts and commissions in accordance with the number of shares sold in the offering by such Holder; (iii) the Company shall, in the case of all registrations under this Article II, be responsible for all its internal expenses; and (iv) the Argyros Group shall bear all costs and expenses of its legal counsel in connection with any Demand Registration, except as provided for in Section 2.8.

Section 2.5            Underwritten Offerings.

(a)           In the case of any underwritten offering pursuant to a Demand Registration, the Company shall enter into a customary underwriting agreement with the underwriters.  Such underwriting agreement shall be satisfactory in form and substance to the Majority Participating Holders and shall contain such representations and warranties by, and such other agreements on the part of, the Company and such other terms as are generally prevailing in agreements of that type.  Any Participating Holder shall be a party to such underwriting agreement; provided, however, that the Company shall not be required to make any representations or warranties with respect to written information specifically provided by a Participating Holder for inclusion in the registration statement.  Any liability of such Holder to any underwriter or other Person under such underwriting agreement shall be limited to liability arising from breach of its representations and warranties and shall be limited to an amount equal to the proceeds (net of expenses and underwriting discounts and commissions) that it derives from such registration.

(b)           In the case of any underwritten offering pursuant to a Demand Registration, all securities to be included in such registration shall be subject to an underwriting agreement and no Person may participate in such registration unless such Person agrees to sell such Person’s securities on the basis provided therein and, subject to the provisions of this Section 2.5, completes and executes all reasonable questionnaires, and other documents, including custody agreements and powers of attorney, that must be executed in connection therewith, and provides such other information to the Company or the underwriter as may be necessary to register such Person’s securities.

Section 2.6            Holdback Agreements.

(a)           Each member of the Argyros Group agrees, to the extent requested in writing by a managing underwriter, if any, of any Demand Registration or any registered underwritten offering of equity securities of the Company by the Company or another shareholder of the Company conducting a registered underwritten offering, not to sell, transfer or otherwise dispose of, including any sale pursuant to Rule 144 under the Securities Act, any Common Stock, or any other equity security of the Company or any security convertible into or exchangeable or exercisable for any equity security of the Company other than as part of such underwritten public offering during the time period reasonably requested by the managing underwriter, not to exceed 90 days following such offering.  Notwithstanding any of the foregoing, no member of the Argyros Group shall be restricted from selling, transferring or otherwise disposing of any Common Stock, or any other equity security of the Company or any security convertible into or exchangeable or exercisable for any securities of the Company in connection with any registered underwritten offering of equity securities of the Company by the Company or another shareholder of the Company conducting a registered underwritten offering unless the Argyros Group beneficially owns, in the aggregate, 10% or more of the Common Stock outstanding at the time of such offering.

(b)           The Company agrees that, if it shall previously have received a request for registration of an underwritten offering pursuant to Section 2.1, and if such previous registration shall not have been withdrawn or abandoned, if requested by the managing underwriter for such offering, it shall not sell, transfer or otherwise dispose of any Common Stock, or any other equity security of the Company or any security convertible into or exchangeable or exercisable for any equity security of the Company (other than as part of such underwritten public offering, a registration on Form S-4 or Form S-8 or any successor or similar form which is then in effect or upon the conversion, exchange or exercise of any then outstanding Common Stock Equivalent), until a period of 90 days or such shorter period that may be requested by such underwritten offering shall have elapsed from the effective date of such previous registration; and the Company shall so provide in any registration rights agreements hereafter entered into with respect to any of its securities.

Section 2.7            No Required Sale.  Nothing in this Agreement shall be deemed to create an independent obligation on the part of any Holder to sell any Registrable Securities pursuant to any effective registration statement.

Section 2.8            Indemnification.

(a)           In the event of any registration of any securities of the Company under the Securities Act pursuant to this Article II, the Company will, and hereby agrees to, indemnify and hold harmless, to the fullest extent permitted by law, each Participating Holder, its directors, officers, fiduciaries, employees, agents, affiliates, consultants, representatives, general and limited partners, stockholders, successors, assigns (and the directors, officers, employees and stockholders thereof), and each other Person, if any, who controls such Holder within the meaning of the Securities Act, from and against any and all losses, claims, damages or liabilities, joint or several, actions or proceedings (whether commenced or threatened) and expenses (including reasonable and documented fees of counsel and any amounts paid in any settlement effected with the Company’s consent, which consent shall not be unreasonably withheld or delayed) to which each such indemnified party may become subject under the Securities Act or otherwise in respect thereof (collectively, “Losses”), insofar as such Losses arise out of or are based upon any actual or alleged untrue statement or actual or alleged material omission on the applicable registration statement together with any amendments or supplements thereto under which such securities were registered under the Securities Act or any prospectus or Issuer Free Writing Prospectus utilized in connection therewith, and the Company will reimburse any such indemnified party for any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such Loss as such expenses are incurred; provided, however, that the Company shall not be liable to any such indemnified party in any such case to the extent such Loss arises out of or is based upon any untrue statement or alleged untrue statement of a material fact or omission or alleged omission of a material fact made in such registration statement or amendment thereof or supplement thereto or in any such prospectus or any preliminary, final or summary prospectus or Issuer Free Writing Prospectus in reliance upon and in conformity with information provided or statements made to the Company by or on behalf of such indemnified party specifically for use therein.  Such indemnity and reimbursement of expenses shall remain in full force and effect regardless of any investigation made by or on behalf of such indemnified party and shall survive the transfer of such securities by such Holder.

(b)           In the case of any underwritten offering pursuant to this Article II, the Company will, and hereby agrees to, indemnify and hold harmless, to the fullest extent permitted by law, each underwriter, its directors, officers, fiduciaries, employees, agents, affiliates, consultants, representatives, general and limited partners, stockholders, successors, assigns (and the directors, officers, employees and stockholders thereof), and each other Person, if any, who controls such underwriter within the meaning of the Securities Act, from and against any and all Losses, insofar as such Losses arise out of or are based upon actual or alleged untrue statement or actual or alleged material omission on the applicable registration statement together with any amendments or supplements thereto under which such securities were registered under the Securities Act or any prospectus or Issuer Free Writing Prospectus utilized in connection therewith, and the Company will reimburse any such indemnified party for any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such Loss as such expenses are incurred; provided, however, that the Company shall not be liable to any such indemnified party in any such case to the extent such Loss arises out of or is based upon any untrue statement or alleged untrue statement of a material fact or omission or alleged omission of a material fact made in such registration statement or amendment thereof or supplement thereto or in any such prospectus or any preliminary, final or summary prospectus or Issuer Free Writing Prospectus in reliance upon and in conformity with information provided or statements made to the Company by or on behalf of such indemnified party specifically for use therein.  Such indemnity and reimbursement of expenses shall remain in full force and effect regardless of any investigation made by or on behalf of such indemnified party.

(c)           Each Participating Holder whose Registrable Securities are included in the securities as to which any registration under Section 2.1 is being effected shall, severally and not jointly, indemnify and hold harmless (in the same manner and to the same extent as set forth in paragraph (a) of this Section 2.8) to the fullest extent permitted by law the Company, its officers and directors, each Person controlling the Company within the meaning of the Securities Act and all other prospective sellers and their respective directors, officers, fiduciaries, employees, agents, affiliates, consultants, representatives, general and limited partners, stockholders, successors, assigns and respective controlling Persons with respect to any untrue statement or alleged untrue statement of any material fact in, or omission or alleged omission of any material fact from, such registration statement, any preliminary, final or summary prospectus or any amendment or supplement thereto, or any Issuer Free Writing Prospectus utilized in connection therewith, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with information provided or statements made to the Company or its representatives by or on behalf of such Participating Holder specifically for use therein and such Participating Holder will reimburse such indemnified party for any legal or other expenses reasonably incurred in connection with investigating or defending any such Loss as such expenses are incurred.  Such indemnity and reimbursement of expenses shall remain in full force and effect regardless of any investigation made by or on behalf of such indemnified party and shall survive the transfer of such securities by such Participating Holder.

(d)           Any Person entitled to indemnification under this Agreement promptly shall notify the indemnifying party in writing of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this Section 2.8, but the failure of any such Person to provide such notice shall not relieve the indemnifying party of its obligations under the preceding paragraphs of this Section 2.8, except to the extent the indemnifying party is materially prejudiced thereby and shall not relieve the indemnifying party from any liability that it may have to any such Person otherwise than under this Article II.  In case any action or proceeding is brought against an indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent it may wish, join with any other indemnifying party similarly notified, to assume the defense of such action at its own expense, with counsel chosen by it and reasonably satisfactory to such indemnifying party.  The indemnified party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be paid by the indemnified party unless (i) the Indemnifying Party agrees to pay the same, (ii) the indemnifying party fails to assume the defense of such action with counsel reasonably satisfactory to the indemnified party within a reasonable time after receipt by the indemnifying party of the notice of such action or (iii) the named parties to any such action (including any impleaded parties) include both the indemnifying party and the indemnified party and either (A) representation of such indemnified party and the indemnifying party by the same counsel would be inappropriate under applicable standards of professional conduct or (B) there may be one or more legal defenses available to the indemnified party that are different from or additional to those available to the indemnifying party.  In any case specified in sub-clause (A) or (B) above, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party; it being understood, however, that the indemnifying party shall not be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all indemnified parties.  Without the written consent of the indemnified party, which consent shall not be unreasonably withheld, no indemnifying party shall effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder, whether or not the indemnified party is an actual or potential party to such action or claim, unless such settlement, compromise or judgment (A) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (B) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

(e)           If for any reason the foregoing indemnity is unavailable or is insufficient to hold harmless an indemnified party under Section 2.8(a), (b) or (c), then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of any Loss in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and the indemnified party, on the other hand, with respect to such offering of securities.  The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission.  If, however, the allocation provided in the second preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative faults but also the relative benefits of the indemnifying party and the indemnified party as well as any other relevant equitable considerations.  The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 2.8(e) were to be determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the preceding sentences of this Section 2.8(e).  The amount paid or payable in respect of any Loss shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such Loss.  No Person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the Securities Act shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.  Notwithstanding anything in this Section 2.8(e) to the contrary, no indemnifying party other than the Company shall be required pursuant to this Section 2.8(e) to contribute any amount in excess of the net proceeds received by such indemnifying party from the sale of Registrable Securities in the offering to which the Losses of the indemnified parties relate, less the amount of any indemnification payment made by such indemnifying party pursuant to Sections 2.8(c).

(f)            The indemnity and contribution agreements contained herein shall be in addition to any other rights to indemnification or contribution which any indemnified party may have pursuant to law or contract and shall remain operative and in full force and effect regardless of any investigation made or omitted by or on behalf of any indemnified party and shall survive the transfer of the Registrable Securities by any such party.

(g)           The indemnification and contribution required by this Section 2.8 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Loss is incurred.

ARTICLE III
GENERAL

Section 3.1            Termination.  This Agreement will automatically terminate, except as otherwise provided herein, upon the earlier of: (a) if neither Trigger Event has occurred, the nine month anniversary of the date of this Agreement; or (b) the first date on which the Argyros Group has no Registrable Securities outstanding.

Section 3.2            Rule 144.  So long as a Trigger Event has occurred, the Company covenants that (a) so long as it remains, subject to the reporting provisions of the Exchange Act, it will timely file the reports required to be filed by it under the Securities Act or the Exchange Act or, if it is not required to file such reports, upon the request of any Holder it shall make publicly available other information so long as necessary to permit sales of such Registrable Securities in compliance with Rule 144 under the Securities Act and (b) it will take such further action as any Holder reasonably may request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the SEC.  Upon the request of any Holder, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.

Section 3.3            Nominees for Beneficial Owners.  If Registrable Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its option, be treated as the Holder of such Registrable Securities for purposes of any request or other action by any Holder or Holders pursuant to this Agreement or any determination of any number or percentage of shares constituting Registrable Securities held by any Holder or Holders contemplated by this Agreement; provided, that the Company shall have received assurances reasonably satisfactory to it of such beneficial ownership.

Section 3.4            No Inconsistent Agreements.  The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with any other agreements to which the Company is a party or by which it is bound.  Without the prior written consent of Holders of a majority of the then outstanding Registrable Securities, the

Company will not enter into any agreement with respect to its securities that is inconsistent with the rights granted in this Agreement or otherwise conflicts with the provisions hereof.

ARTICLE IV

MISCELLANEOUS

Section 4.1            Amendment and Waiver.

(a)           Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and is signed by (i) the Company and (ii) the Holders holding Registrable Securities representing (after giving effect to any adjustments) at least a majority of the aggregate number of Registrable Securities; provided, however, that waiver by the Holders shall require the consent of the Holders holding Registrable Securities representing (after giving effect to any adjustments) at least a majority of the aggregate number of then outstanding Registrable Securities.

(b)           No failure or delay of any party in exercising any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such right or power, or any course of conduct, preclude any other or further exercise thereof or the exercise of any other right or power.  The rights and remedies of the parties hereunder are cumulative and are not exclusive of any rights or remedies which they would otherwise have hereunder.

Section 4.2            Notices.  All notices and other communications hereunder shall be in writing and shall be deemed given: (a) on the date of delivery if delivered personally; (b) upon telephonic confirmation of receipt if telecopied; (c) on the first Business Day following the date of dispatch if delivered by a recognized next day courier service; or (d) on the third Business Day following the date of mailing if delivered by registered or certified mail, return receipt requested, postage prepaid.  All notices hereunder shall be delivered as set forth below or pursuant to such other instructions as may be designated in writing by the party to receive such notice:

If to the Company:

DST Systems, Inc.
333 West 11th Street, 5th Floor
Kansas City, MO 64105-1594
Facsimile:  (816) 435-8630
Attention:  General Counsel

with a copy (which shall not constitute notice) to:

Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, NY 10036
Facsimile:	(212) 735-2000
Attention:	Stacy J. Kanter, Esq.
Laura Kaufmann Belkhayat, Esq.

If to the Argyros Group:

The Argyros Group
c/o Arnel Development Company
949 South Coast Drive, Suite 600
Costa Mesa, CA 92626
Facsimile: (714) 481-5189
Attention:  Julia A. Argyros

with a copy (which shall not constitute notice) to:

Gibson, Dunn & Crutcher LLP
3161 Michelson Drive
Irvine, CA 92612
Facsimile: (949) 475-4673
Attention:  John M. Williams, Esq.

Section 4.3            Interpretation.  The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.  The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and preamble, recital, Article and Section references are to this Agreement unless otherwise specified.  The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.  Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.”

Section 4.4            Entire Agreement.  This Agreement and the Repurchase Agreement, together with the several agreements and other documents and instruments referred to herein or therein or annexed hereto or thereto, embody the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, that may have related to the subject matter hereof in any way.

Section 4.5            Governing Law; Consent to Jurisdiction.  This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware without reference to the conflict of laws principles thereof that would require the application of the laws of a jurisdiction other than the State of Delaware.  Each of the parties hereto irrevocably and unconditionally agrees that any legal action or proceeding with respect to this Agreement and the rights and obligations arising hereunder or relating hereto, or for recognition and enforcement of any judgment in respect of this Agreement and the rights and obligations arising hereunder or relating hereto brought by the other party hereto shall be brought and determined exclusively in the Delaware Court of Chancery and any state appellate court therefrom within the State of Delaware (or, if the Delaware Court of Chancery declines to accept jurisdiction over a particular matter, any state or federal court within the State of Delaware).  Each of the parties hereto hereby irrevocably submits with regard to any such action or proceeding for itself and in respect of its property, generally and unconditionally, to the personal jurisdiction of the aforesaid courts and agrees that it will not bring any action relating to this Agreement in any court other than the aforesaid courts.  Each of the parties hereto hereby irrevocably waives, and agrees not to assert in any action or proceeding with respect to this Agreement: (a) any claim that it is not personally subject to the jurisdiction of the above-named courts for any reason; (b) any claim that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise); and (c) to the fullest extent permitted by applicable legal requirements, any claim that: (i) the suit, action or proceeding in such court is brought in an inconvenient forum; (ii) the venue of such suit, action or proceeding is improper; or (iii) this Agreement, or the subject matter hereof, may not be enforced in or by such courts.  Each party further irrevocably and unconditionally waives, to the fullest extent permitted by applicable law, the benefit of any defense that would hinder, fetter or delay the levy, execution or collection of any amount to which the party is entitled pursuant to the final judgment of any court having jurisdiction.  Each of the parties irrevocably and unconditionally waives, to the fullest extent permitted by applicable law, any and all rights to trial by jury in connection with any legal action or proceeding arising out of or relating to this Agreement.

Section 4.6            Assignment.  No member of the Argyros Group shall transfer Registrable Securities for no consideration to any Permitted Transferee unless, concurrent with such transfer, such Permitted Transferee executes and delivers to the Company a joinder to this Agreement, which joinder shall be in the form of Exhibit B attached hereto (“Joinder”), agreeing to be bound by all of the provisions of this Agreement as if such Permitted Transferee were bound as an original party hereto.  If any Permitted Transferee shall acquire Registrable Securities from any Holder for no consideration: (a) such Permitted Transferee shall promptly notify the Company; (b) such Registrable Securities acquired from such Holder shall be held subject to all of the terms of this Agreement; and (c) by taking and holding such Registrable Securities, such Permitted Transferee shall be entitled to receive the benefits of and be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement.

Section 4.7            Specific Performance.  Each of the members of the Argyros Group, on the one hand, and the Company, on the other hand, acknowledge and agree that irreparable injury to the other party hereto would occur in the event any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached and that such injury would not be adequately compensable in damages.  It is accordingly agreed that the members of the Argyros Group or any of them, on the one hand, and the Company, on the other hand (the “Moving Party”), shall each be entitled to seek specific enforcement of, and injunctive relief to prevent any violation of, the terms hereof, without the posting of any bond, and the other party hereto will not take action, directly or indirectly, in opposition to the Moving Party seeking such relief on the grounds that any other remedy or relief is available at law or in equity.  Such remedy shall not be deemed to be the exclusive remedy for a breach of this letter agreement but shall be in addition to all other remedies available at law or equity.  All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise or beginning of the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.

Section 4.8            Severability.  If any provision of this Agreement shall be declared by any court of competent jurisdiction to be illegal, void or unenforceable, all other provisions of this Agreement shall not be affected and shall remain in full force and effect.

Section 4.9            Counterparts.  This Agreement may be executed in separate counterparts each of which shall be an original and all of which taken together shall constitute one and the same agreement.

The remainder of this page is intentionally left blank.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

DST SYSTEMS, INC.

By:	/s/ Gregg Wm. Givens
	Name:	Gregg Wm. Givens
	Title:	Chief Financial Officer

THE ARGYROS GROUP

JULIA A. ARGYROS

THE ARGYROS FAMILY TRUST
By: Julia A. Argyros, trustee

GLA FINANCIAL CORPORATION
By: Julia A. Argyros, Chief Executive Officer

HBI FINANCIAL, INC.
By: Julia A. Argyros, Chief Executive Officer

By:	/s/ Julia A. Argyros
	Name:	Julia A. Argyros
	Title:	Authorized Signatory

Signature Page to Registration Rights Agreement

Exhibit A

Selling Stockholder Questionnaire

SELLING STOCKHOLDER QUESTIONNAIRE

Pursuant to the registration rights agreement, dated May 5, 2014 (the “Registration Rights Agreement”), by and among Julia A. Argyros, the Argyros Family Trust, GLA Financial Corporation and HBI Financial, Inc. (each a member of, and collectively, the “Argyros Group”) and DST Systems, Inc. (the “Company”), the Company will file a registration statement (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) on [•], registering the resale by members of the Argyros Group of the Company’s common stock, par value $0.01 per share (the “Common Stock”).  To facilitate the filing of the Registration Statement, this selling stockholder questionnaire (the “Questionnaire”) is being delivered to members of the Argyros Group.  Such members of the Argyros Group must complete and return the Questionnaire to the Company no later than [•].

*   *   *

The undersigned beneficial holder of shares of Common Stock understands that the Company intends to file with the SEC the Registration Statement for the registration for resale under Rule 415 of such shares of Common Stock in accordance with the terms of the Registration Rights Agreement. All capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Registration Rights Agreement.

Beneficial owners of shares of Common Stock are advised to consult their own legal counsel regarding the consequences of being named or not being named as a Selling Stockholder in the Registration Statement and the related prospectus.

The undersigned beneficial owner (the “Selling Stockholder”) of shares of Common Stock hereby gives notice to the Company of its intention to sell or otherwise dispose of the shares of Common Stock beneficially owned by it and listed below in Item 3(b) pursuant to the Registration Statement. The undersigned hereby provides the following information to the Company, and represents and warrants that such information is accurate and complete:

1.                (a)      Full Legal Name of Selling Stockholder:

(b)                   Full Legal Name of Registered Holder (if not the same as (a) above) through which the Common Stock listed in Item (3) below is held:

(c)                    Full Legal Name of DTC Participant (if applicable and if not the same as (b) above) through which the Common Stock listed in Item (3) below is held:

2.                Address for Notices to Selling Stockholder:

Telephone:

Fax:

Email address:

Contact Person:

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3.                Beneficial Ownership of the Common Stock:

Except as set forth below in this Item (3), the undersigned Selling Stockholder does not beneficially own any Common Stock.

(a)                   Number of shares beneficially owned:

(b)                   Number of shares which the undersigned wishes to be included in the Registration Statement:

4.                Beneficial Ownership of other securities of the Company owned by the Selling Stockholder:

Except as set forth below in this Item (4), the undersigned is not the beneficial or registered owner of any securities of the Company other than the Common Stock listed above in Item (3).

(a)                   Type and amount of other securities beneficially owned by the Selling Stockholder:

5.                Relationship with the Company:

(a)                   Have you or any of your affiliates, officers, directors or principal equity holders (owners of 5% or more of the equity securities of the Selling Stockholder) held any position or office or have you had any other material relationship with the Company (or its predecessors or affiliates) within the past three years?
Yes

No

(b)                   If so, please state the nature and duration of your relationship with the Company:

6.                Broker-Dealer Status:

(a)                   Is the Selling Stockholder a broker-dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)?
Yes
No

Note that we will be required to identify any registered broker-dealer as an underwriter in the prospectus.

If so, please answer the remaining questions in this section.
If the Selling Stockholder is a registered broker-dealer, please indicate whether the Selling Stockholder purchased its Common Stock for investment or acquired it as transaction-based compensation for investment banking or similar services.

If the Selling Stockholder is a registered broker-dealer and received its Common Stock other than as transaction-based compensation, we must identify you as an underwriter in the Registration Statement and related prospectus.

2

(b)                   Affiliation with Broker-Dealers:
Is the Selling Stockholder an affiliate of a registered broker-dealer? For purposes of this Item 6(b), an “affiliate” of a specified person or entity means a person or entity that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the person or entity specified.
Yes
No

If so, please answer the remaining questions in this section:

(i)                        Please describe the affiliation between the Selling Stockholder and any registered broker-dealers:

(ii)                     If the Common Stock was purchased by the Selling Stockholder other than in the ordinary course of business, please describe the circumstances:

(iii)                  If the Selling Stockholder, at the time of its purchase of shares of Common Stock, has had any agreements or understandings, directly or indirectly, with any person to distribute such shares of Common Stock, please describe such agreements or understandings:

Note that if the Selling Stockholder is an affiliate of a broker-dealer and did not purchase its Common Stock in the ordinary course of business or at the time of the purchase had any agreements or understandings, directly or indirectly, to distribute the securities, we must identify the Selling Stockholder as an underwriter in the prospectus.

7.                Nature of Beneficial Holding. The purpose of this question is to identify the ultimate natural person(s) or publicly held entity that exercise(s) sole or shared voting or dispositive power over the Common Stock.

(a)                   Is the Selling Stockholder a natural person?
Yes
No

(b)                   Is the Selling Stockholder required to file, or is it a wholly-owned subsidiary of a company that is required to file, periodic and other reports (for example, Forms 10-K, 10-Q and 8-K) with the SEC pursuant to Section 13(a) or 15(d) of the Exchange Act?
Yes
No

(c)                    State whether the Selling Stockholder is an investment company, or a subsidiary of an investment company, registered under the Investment Company Act of 1940, as amended:
Yes
No

3

(d)                   If a subsidiary, please identify the publicly held parent entity:

If you answered “No” to questions (a), (b) and (c) above, please identify the controlling person(s) of the Selling Stockholder (the “Controlling Entity”). If the Controlling Entity is not a natural person or a publicly held entity, please identify each controlling person(s) of such Controlling Entity. This process should be repeated until you reach natural persons or a publicly held entity that exercise sole or shared voting or dispositive power over the Common Stock:

***PLEASE NOTE THAT THE SEC REQUIRES THAT THESE NATURAL PERSONS BE NAMED IN THE PROSPECTUS***

If you need more space for this response, please attach additional sheets of paper. Please be sure to indicate your name and the number of the item being responded to on each such additional sheet of paper, and to sign each such additional sheet of paper before attaching it to this Questionnaire. Please note that you may be asked to answer additional questions depending on your responses to the above questions.

The undersigned acknowledges that it understands its obligation to comply with the provisions of the Exchange Act and the rules thereunder relating to stock manipulation, particularly Regulation M thereunder (or any successor rules or regulations), in connection with any offering of the Common Stock pursuant to the Registration Statement. The undersigned agrees that neither it nor any person acting on its behalf will engage in any transaction in violation of such provisions.

The undersigned agrees to provide any additional information the Company may reasonably request and to promptly notify the Company of any inaccuracies or changes in the information provided above that may occur at any time while the Registration Statement remains effective.

By signing this Questionnaire, the undersigned consents to the disclosure of the information contained herein in its answers to Items (1) through (7) above and the inclusion of such information in the Registration Statement, the related prospectus and any state securities or Blue Sky applications. The undersigned understands that such information will be relied upon by the Company without independent investigation or inquiry in connection with the preparation or amendment of the Registration Statement, the related prospectus and any state securities or Blue Sky applications.

The remainder of this page is intentionally left blank.

4

IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Questionnaire to be executed and delivered either in person or by its authorized agent.

Dated:

Beneficial Owner:

By:
Name:

Please send a PDF copy to the email address or fax number noted below and then return the original completed and executed Questionnaire to the Company’s counsel:

Skadden, Arps, Slate, Meagher & Flom LLP
525 University Avenue
Palo Alto, CA 94301-1908
Attention: Sara L. Terheggen (Email: sara.terheggen@skadden.com; Fax: 650-798-6535)

Signature Page to Selling Stockholder Questionnaire

Exhibit B

Joinder to the Registration Rights Agreement

JOINDER AGREEMENT

TO

THE REGISTRATION RIGHTS AGREEMENT

[Insert Date]

WHEREAS, as a condition precedent to any acquisition by a Permitted Transferee of Registrable Securities for no consideration, any such Permitted Transferee, as contemplated by Section 4.6 of the Registration Rights Agreement (as defined below), is required to join the Registration Rights Agreement and agree to be bound by all of the provisions of the Registration Rights Agreement as if such Transferee were bound as an original party thereto; and

WHEREAS, all capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Registration Rights Agreement by and among DST Systems, Inc., Julia A. Argyros, the Argyros Family Trust, GLA Financial Corporation and HBI Financial, Inc., dated as of May 5, 2014, attached hereto as Exhibit A (the “Registration Rights Agreement”).

By execution hereof, the undersigned Permitted Transferee agrees to be bound by all of the provisions of the Registration Rights Agreement as if the undersigned Permitted Transferee were bound as an original party thereto.

Execution Page Follows

IN WITNESS WHEREOF, the undersigned Transferee has executed this Joinder Agreement as of the date first written above.

PERMITTED TRANSFEREE

By:
Name:
Title:	Authorized Signatory